Exhibit 10.13

Samson Partners   Ph. (347) 442-7999 (718) 304-1163   Contract ID# 1122792 Sales Partner: Steve Markowitz, Jr. Samson Partners   REVENUE BASED FACTORING (RBF/ACH) AGREEMENT   Agreement dated May 26 2016 between Samson Partners. ("FUNDER") and the merchant listed below ("the Merchant").     (Month)(Day)(Year)   MERCHANT INFORMATION   Merchant's Legal Name: yoeedEmissions, Inc. / SpeedEmissions Car Care, LLC / SpeedEmissions Acquisition Company, LLC   D/B/A: Speedemissions (ACH) (LF) 2 State of Incorporation / Organization: FL/GA  Type of entity: ( ) Corporation ( ) Limited Liability Company ( ) Limited Partnership ( ) Limited Liability Partnership ( ) Sole Proprietor  Physical Address: 1015 Tyrone Road Suite 220 City: Tyrone State: QA Zip: 30290  Mailing Address: City: State: Zip:  Date business started (mm/yy): 01/01 Federal ID# 33-0961488  PURCHASE AND SALE OF FUTURE RECEIVABLES   Merchant hereby sells, assigns and transfers to Funder, as the lead purchaser for itself and co-investors [making Funder on behalf of itself and all co-investors (collectively the Funders), the absolute owner] in consideration of the funds provided ("Purchase Price") specified below, all of Merchant's future receipts, accounts, contract rights and other obligations arising from or relating to the payment of monies from Merchant's customers' and/or other third party payors (collectively the "Receipts" defmed as all payments made by cash, check, electronic transfer or other form of monetary payment in the ordinary course of the merchant's business), until such time as the "Receipts Purchased Amount" has been delivered by Merchant to FUNDER. The Receipts Purchased Amount shall be paid to FUNDER by the Merchant irrevocably authorizing only one depositing account acceptable to FUNDER (the "Account") to remit the percentage specified below (the "Specified Percentage") of the Merchant's Receipts, until such time as FUNDER receives payment in full of the Receipts Purchased Amount. In consideration of   servicing the account, the Merchant hereby authorizes FUNDER to ACH Debit the "Specified Daily Amount" from the merchant's bank account as the base payment credited against the    Specified Percentage due. It is the Merchants responsibility to provide bank statements for any and all bank accounts held by the Merchant to reconcile the daily payments made against the Specified Percentage permitting FUNDER to debit or credit the difference to the merchant so that payment equals the Specified Percentage. Failure to provide all of their bank statements in a timelymanner or missing a month shall forfeit all rights to future reconciliations. FUNDER may, upon Merchant's request, adjust the amount of any payment due under this Agreement at FUNDER's sole discretion and as it deems appropriate in servicing this Agreement Merchant understands that it is responsible for ensuring that funds adequate to cover amount to be debited by FUNDER remains in the account. Merchant will be held responsible for any fees incurred by FUNDER resulting from a rejected ACH attempt or an event of default. (See Appendix A) FUNDER is not responsible for any overdrafts or rejected transactions in the Merchants account which may result from FONDER' scheduled ACH debit under the terms of this agreement Notwithstanding anything to the contrary in this Agreement or any other agreement between FUNDER and Merchant, upon the violation of any provision contained in Section 1.11 of the MERCHANT AGREEMENT TERMS AND CONDITIONS or the occurrence of an Event of Default under Section 3 of the MERCHANT AGREEMENT TERMS AND CONDITIONS, the Specified Percentage shall equal 100%. A list of all fees applicable under this agreement is contained in Appendix A.   Purchase Price: $200,000.00 Specified Percentage: 10% Specific Daily Amount: 51,035.00 Receipts Purchased Amount: $260,000.00    THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH ON PAGE 2, THE " RCHANT SECURITY EMENT" AND "ADMINISTRATIVE  FORM HEREOF ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS MERCHAN REEEMNT.    MERCHANT #1  By Richard Parlontieri deed CIJOCZ:e;  (Print Name and Title) (Signature)    MERCHANT #2  By  (Print Name and Title) (Signature)    —11041WiT/GUARANTOR #1  By Richard Parlontieri  (Print Name and Title) (Signature)  OWNER/GUARANTOR #2 By   (Print Name and Title) (Signature)    Samson Partners   By   (Company Officer) (Signature)    To the extent set forth herein, each of the parties is obligated upon his, her or its execution of the Agreement to all terms of the Agreement, including the Additional Terms set forth below. Each of above-signed Merchant and Owner(s) represents that he or she is authorized to sign this Agreement for Merchant, legally binding said Merchant to repay this obligation and that the information provided herein and in all of FUNDER documents, forms and recorded interviews is true, accurate and complete in all respects. If any such information is false or misleading, Merchant shall be deemed in material breach of all agreements between Merchant and FONDER and FUNDER shall be entitled to all remedies available under law. Merchant and each of the above-signed Owners authorizes FUNDER, its agents and representatives and any credit reporting agency engaged by FUNDER, to (i) investigate any references given or any other statements or data obtained from or about Merchant or any of its Owners for the purpose of this Agreement, and (ii) obtain credit report at any time now or for so long as Merchant and/or Owners(s)    continue to have any obligation owed to FUNDER.   ANY MISREPRESENTATION MADE BY MERCHANT OR OWNER IN CONNECTION WITH THIS AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FRAUD OR INTENTIONAL FRAUDULENT INDUCEMENT TO OBTAIN FINANCING.             CFN ACH 01-25-16 Colonial Funding Network as Servicing Agent

     I. TERMS OF ENROLLMENT IN PROGRAM    LI Merchant Deposit Agreement,  Merchant shall  execute  an  agreement  (the "Merchant  Deposit    Agreement") acceptable to FUNDER, with a Bank    acceptable to FUNDER, to obtain electronic fund    transfer services. Merchant shall provide FUNDER    and/or  its  authorized  agent  with  all  of  the    information, authorizations necessary for verifying    Merchant's receivables, receipts and deposits into the    account. Merchant shall authorize FUNDER and/or    it's agent to deduct the amounts owed to FUNDER    for the Receipts as specified herein from settlement    amounts which would otherwise be due to Merchant    by permitting FONDER to withdraw the specific    daily  amount   credited   against   the   specified    percentages by ACH debit of the Merchant account.    The authorization shall be irrevocable without the    written consent of FUNDER.  1.2 Term of Agreement. This Agreement shall have an     indefinite term that shall last either until all the  Merchant's  obligations  to  FUNDER  are  fully satisfied. This shall include but not be limited to any renewals, outstanding fees or costs.  1.3 Future Purchases. FUNDER reserves the right to     rescind the offer to make any purchase payments  hereunder, in its sole discretion.  1.4 Financial Condition,. Merchant and Guarantor(s)     authorize FONDER and its agents to investigate their  financial responsibility and history, and will provide    to FONDER any bank or financial statements, tax    returns, etc., as FUNDER deems necessary prior to or    at any time after execution of this Agreement.  A    photocopy of this authorization will be deemed as    acceptable  for  release  of  financial  information.    FUNDER is authorized to update such information    and financial profiles from time to time as it deems  appropriate.  1.5 Transactional History,  Merchant authorizes their     bank to provide FUNDER with Merchant's banking  or processing history to determine qualification or continuation in this program.  1,6  Indemnification,  Merchant  and  Guarantor(s)     jointly and severally indemnify and hold harmless  Processor/Bank, its officers, directors and    shareholders against all losses, damages, claims,  liabilities and   expenses (including   reasonable  attorney's fees) incurred by Processor resulting from  (a) claims asserted by FONDER for monies owed to FONDER from Merchant and (b) actions taken by Processor in reliance upon information or instructions provided by FUNDER.  1.7 No Liability. In no event will FUNDER(or any of     the Funders)  be liable for any claims asserted by  Merchant under any legal theory for lost profits, lost    revenues,  lost business  opportunities.  exemplary,    punitive, special, incidental, indirect or consequential    damages, each of which is waived by Merchant and    Guarantor(s).  laRstilancrhtLllems. Section 1.1, 1.7, 1.8 and 2.5 of     this Agreement are agreed to for the benefit of  Merchant, FINDER   and   Processor,   and    notwithstanding the fact that Processor is not a party    of this Agreement, Processor may rely upon their    terms and raise them as a defense in any action.  1.9 Sale of Receipts  Merchant and FUNDER agree  that the Purchase Price under this Agreement is in    exchange for the Purchased Amount and that such    Purchase Price is not intended to be, nor shall it be    construed as a loan from FUNDER to Merchant.    Merchant  agrees  that  the  Purchase  Price  is  in    exchange for the sale of future Receipts pursuant to    this Agreement equals the fair market value of such    Receipts. FUNDER has purchased and shall own all    the Receipts described in this Agreement up to the    full Purchased Amount as the Receipts are created.  Payments made to FUNDER in respect to the full   a 1.11 $ Lig Olt VO I 4..    amount of the Receipts shall he conditioned upon    Merchant's sale of products and services and the    payment therefore by Merchant's customers in the    manner provided in Section 1.1. In no event shall the    aggregate of all amounts be deemed as interest    hereunder and charged or collected hereunder exceed    the highest rate permissible at law. In the event that a    court determines that FUNDER has charged or    received interest hereunder in excess of the highest    applicable rate, the rate in effect hereunder shall    automatically be reduced to the mardnunn rate    permitted by applicable law and FUNDER shall    promptly refund to Merchant any interest received by    FUNDER in excess of the maximum lawful rate, it    being intended that Merchant not pay or contract to    pay, and that FUNDER not receive or contract to    receive,  directly  or  indirectly  in  any  manner    whatsoever, interest in excess of that which may be    paid by Merchant under applicable law.  1.10 Power  of Attorney Merchant  irrevocably  appoints FUNDER as its agent and attorney-in-fact    with full authority to take any action or execute any    instrument or document to settle all obligations due    to FUNDER from Processor/Bank, or in the case of a    violation by  Merchant  of  Section 1.12 or the    occurrence of an Event of Default under Section 4    hereof,  from  Merchant,  under  this Agreement,    including without limitation (I) to obtain and adjust    insurance; (ii) to collect monies due or to become due    under or in respect of any of the Collateral; (iii) to    receive, endorse and collect any checks, notes, drafts,    instruments,   documents   or   chattel   paper   in    connection with clause (i) or clause (ii) above; (iv) to    sign Merchant's name on any invoice, bill of lading,    or assignment directing customers or account debtors    to make payment directly to FINDER;  and (v) to    file any claims or take any action or institute any    proceeding which FUNDER may deem necessary for    the collection of any of the unpaid Purchased Amount    from the Collateral, or otherwise to enforce its rights    with respect to payment of the Purchased Amount.  1.11  1totertionsAgainsLiktoult.   The following     Protections 1  through 7  may  be  invoked  by  FUNDER, immediately  and  without  notice  to    Merchant in the event (a) Merchant changes its    arrangements with Processor/Bank in any way that is    adverse to FUNDER; (b) Merchant changes the    deposit account through which the Receipts are    settled., or permits any event to occur that could    cause diversion of any of Merchant's transactions to  another   account; (c) Merchant  interrupts  the    operation  of  this  business (other  than  adverse    weather, natural disasters or acts of God) transfers,    moves, sells, disposes, transfers or otherwise conveys    its business or assets without (i) the express prior    written consent of FUNDER, and (ii) the written    agreement of any purchaser or transferee to the    assumption of all of Merchant's obligations under  this Agreement   pursuant   to   documentation    satisfactory to FUNDER; or (d) Merchant takes any    action, fails to take any action, or offers any incentive    —economic or otherwise—the result of which will be    to induce any  customer  or customers to pay for    Merchant's services with any means other than    checks that are settled through Processor.  These    protections are in addition to any other remedies    available to FONDER at law, in equity or otherwise    pursuant to this Agreement.  Protection  1. The full uncollected Purchase Amount  plus all fees due under this Agreement and the attached  Security  Agreement  become  due  and payable in full immediately  Protection 2. FUNDER may enforce the provisions of     the Personal Guarantee of Performance against the  Guarantor.       Protection 3. Merchant shall, upon execution of this     Agreement,  deliver  to  FUNDER  an  executed  confession of judgment in favor of FUNDER in the amount  of  the  Purchase Amount stated in  the Agreement.  Upon breach of any provision in this paragraph 1.11, FUNDER may enter that confession of judgment as a judgment with the Clerk of the Court and execute thereon.  Protection  4. FINDER may enforce its security  interest in the Collateral identified in Article III    hereof.  Protection  5. The  entire  Purchase Amount shall  become immediately refundable to FUNDER from Merchant.  Protection  6. FUNDER may proceed to protect and  enforce its rights and remedies by lawsuit.  In any    such  lawsuit, in which FINDER shall recover    judgment against Merchant, Merchant shall be liable    for all of FUNDER's costs of lawsuit, including but    not limited to all reasonable attorneys' fees and court    costs.  Protection 7.  Merchant shall, upon execution of this     Agreement,  deliver  to  FUNDER  an  executed  assignment of lease of Merchant's premises in favor of FUNDER. Upon breach of any provision in this paragraph 1.12, FUNDER may exercise its rights under such assignment of lease.  Protection  8. FUNDER may  debit  Merchant's  depository accounts wherever situated by means of    ACH debit or facsimile signature on a computer-   generated check drawn on Merchant's bank account    or otherwise.  1.12 Protection of Informatio. Merchant and each     person signing this Agreement on behalf of Merchant  and/or as Owner, in respect of himself or herself    personally,  authorizes   FINDER   to   disclose  information concerning   Merchant's   and   each    Owner's credit standing (including credit bureau    reports that FUNDER obtains) and business conduct    only to agents, affiliates, subsidiaries, and credit    reporting bureaus. Merchant and each Owner hereby    waives to the maximum extent permitted by law any    claim for damages against FUNDER or any of its    affiliates and the  Funders  relating  to  any (i)    investigation undertaken by or on behalf of FONDER    as permitted by this Agreement or (ii) disclosure of    information as permitted by this Agreement.  1.13 Confidentiality, Merchant understands and agrees  that the terms and conditions of the products and    services  offered  by   FUNDER,   including   this    Agreement and any other FUNDER documentations    (collectively,  "Confidential  Information")  are  proprietary and   confidential information of    FUNDER. Accordingly unless disclosure is required    by law or court order, Merchant shall not disclose    Confidential Information of FINDER to any person    other than an attorney, accountant, financial advisor    or employee of Merchant who needs to know such    information for the purpose of advising Merchant    ("Advisor"),  provided  such  Advisor  uses  such    information  solely  for the  purpose of advising    Merchant and first agrees in writing to be bound by    the terms of this Section 1.13.  1.14 Publicity.  Merchant  and  each  Owner  only  authorizes FUNDER to use its, his or her name in a  listing of clients and in advertising and marketing materials with their express written consent.  1.15  D/B/A's. Merchant hereby  acknowledges and  agrees that FUNDER may be using "doing business    as" or "d/b/a" names in connection with various    matters relating to the transaction between FONDER    and  Merchant,  including  the  filing  of UCC-1    financing statements and other notices or filings.  R. REPRESENTATIONS, WARRANTIES AND  COVENANTS Merchant represents, warrants and    CFN ACH 01-25-16 Colonial Funding Network as Servicing Agent

 covenants that as of this date and during the term of this Agreement:   transactions contemplated with, or adverse to the interests of FUNDER.   4.2  Assignment.   Merchant   acknowledges   and     understands that FUNDER is acting on its own behalf   ni 11     I VII •  I I   2,11Ausinesshuaass. Merchant is a valid business   and as the administrator and lead investor for a group   Its bank and financial statements, copies of which    have  been  furnished  to  FUNDER,  and  future    statements which will be furnished hereafter at the    discretion of FUNDER, fairly represent the financial    condition of Merchant at such dates, and since those    dates there has been no material adverse changes,    financial or otherwise, in such condition, operation or    ownership of Merchant. Merchant has a continuing,    affirmative obligation to advise FUNDER of any    material adverse change in its financial condition,    operation  or  ownership.  FUNDER  may  request    statements at any time during the performance of this    Agreement and the Merchant shall provide them to    FUNDER within S business days. Merchant's failure    to do so is a material breach of this Agreement.  2,2  Governmental  Approv. Merchant   is  in  compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.  2,3 Authorization, Merchant, and the person(s) signing     this Agreement on behalf of Merchant, have full  power  and  authority  to  incur and perform  the obligations under this Agreement, all of which have been duly authorized.  2.4 Insurance,   Merchant will maintain business-    interruption  insurance naming FUNDER as loss  payee and additional insured in amounts and against    risks as are satisfactory  to FUNDER and shall    provide FUNDER proof of such insurance upon    request.  2.51mentianallxomitLed  2.6 Change of Name or Location, Merchant will not     conduct Merchant's businesses under any name other  than as disclosed to the Processor and FUNDER or change any of its places of business.  2,7 Daily Batch Out. Merchant will batch out receipts     with the Processor on a daily basis.  2•8 Estoppel Certificate. Merchant will at any time,     and from time to time, upon at least one (1) day's  prior notice from FUNDER to Merchant, execute,    acknowledge and deliver to FUNDER and/or to any    other person, person firm or corporation specified by    FUNDER, a statement certifying that this Agreement    is unmodified and in full force and effect (or, if there    have been modifications, that the same is in full force    and effect as modified and stating the modifications)    and staling the dates which the Purchased Amount or    any portion thereof has been repaid.  2.9 No Bankruptcy or Insolvency  As of the date of     this Agreement, Merchant represents that it is not  insolvent and does not contemplate and has not filed    any petition for bankruptcy protection under Title 11    of the United States Code and there has been no    involuntary  petition  brought  or  pending  against    Merchant. Merchant further warrants that it does not    anticipate filing any such bankruptcy petition and it    does not anticipate that an involuntary petition will    be filed against it.  In the event that the Merchant    files for bankruptcy protection or is placed under an    involuntary   filing   Protections  2   and  3   are    immediately invoked.  2.10Additionallinancing, Merchant shall not enter     into any arrangement, agreement or commitment  for any additional financing, whether in the form of a purchase of receivables or a loan to the business with any party other than FUNDER without their written permission.  2.11 Unencumbered Receipts. Merchant has good,     complete and marketable title to all Receipts, free and  clear of any and all liabilities, liens, claims, changes,    restrictions, conditions, options, rights, mortgages,    security interests, equities, pledges and encumbrances    of any kind or nature whatsoever or any other rights  or interests that may be inconsistent with the   in good standing under the laws of the jurisdictions in    which it is organized and/or operates, and Merchant    is entering into this Agreement for business purposes    and not as a consumer for personal, family or    household purposes.  2,13 Default Under Other Contracts. Merchant's     execution   of   and/or   performance   under   this  Agreement will not cause or create an event of default by Merchant under any contract with another person or entity.  III. EVENTS OF DEFAULT AND REMEDIES    IL_FaettlsAL12efanh. The occurrence of any of the  following events shall constitute an "Event of    Default" hereunder: (a) Merchant shall violate any    term  Of  covenant  in  this Agreement; (b)  Any    representation or warranty by  Merchant in this    Agreement shall prove to have been incorrect, false    or misleading in any material respect when made; (c)    Merchant shall admit in writing its inability to pay its    debts, or shall make a general assignment for the    benefit of creditors; or any proceeding shall be    instituted  by  or  against  Merchant  seeking  to    adjudicate it a bankrupt or insolvent, or seeking    reorganization,  arrangement,  adjustment,  or    composition of it or its debts; (d) the sending of    notice of termination by Guarantor; (e) Merchant    shall transport, move, interrupt, suspend, dissolve or    terminate its business; (f) Merchant shall transfer or    sell all or substantially all of its assets; (h) Merchant    shall make or send notice of any intended bulk sale or    transfer by Merchant; (i) Merchant shall use multiple    depository accounts without the prior written consent    of FUNDER; (j) Merchant shall change its depositing    account  without  the  prior  written  consent  of    FUNDER; (k) Merchant shall perform any act that    reduces the value of any Collateral granted under this    Agreement; or (I) Merchant shall default under any of    the terms, covenants and conditions of any other    agreement with FUNDER.  3.2 Remedies, In case any Event of Default occurs and     is not waived pursuant to Section 4.4.1  hereof,  FUNDER on its own and on behalf of the Funders    may proceed to protect and enforce its rights or    remedies by suit in equity or by action at law, or both,    whether  for  the  specific  performance  of  any    covenant, agreement or other provision contained    herein, or to enforce the discharge of Merchant's    obligations   hereunder  (including   the   Personal    Guarantee) or any other legal or equitable right or  remedy. All  rights,  powers  and  remedies  of    FUNDER in connection with this Agreement may be    exercised  at  any  time  by  FUNDER  after the    occurrence of an Event of Default, are cumulative    and not exclusive, and shall be in addition to any    other rights, powers or remedies provided by law or    equity.  3.3 Costs,  Merchant  shall  pay  to  FUNDER  all     reasonable costs associated with (a) a breach by  Merchant of the Covenants in this Agreement and the    enforcement thereof, and (b) the enforcement of    FUNDER's remedies set forth in Section 4.2 above,    including but not limited to court costs and attorneys'    fees.  ,'3 4 Required Notifications, Merchant is required to     give FUNDER written notice within 24 hours of  any filing under Title 11 of the United States Code.    Merchant is required to give FUNDER seven days'    written notice prior to the dosing of any sale of all    or substantially all of the Merchant's assets or    stock.  IV. MISCELLANEOUS  4.1 Modifications: Agreements.   No modification,     amendment, waiver or consent of any provision of  this Agreement shall be effective unless the same shall be in writing and signed by FUNDER.   of independent participants a list of which can be    provided to Merchant after funding and upon written    notice to FUNDER. FUNDER may assign, transfer or    sell its rights to receive the Purchased Amount or    delegate its duties hereunder, either in whole or in    Part.  4.3 Notices, All notices, requests, consent, demands and     other communications hereunder shall be delivered  by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement and shall become effective only upon receipt.  4.4 Waiver Remedies, No failure on the part of     FUNDER to exercise, and no delay in exercising, any  right under this Agreement shall operate as a waiver    thereof, nor shall any single or partial exercise of any    right under this Agreement preclude any other or    further exercise thereof or the exercise of any other    right. The   remedies   provided  hereunder  are    cumulative  and  not exclusive  of  any  remedies    provided by law or equity.  4.5 Binding Effect: Governing Law. Venue and     Jurisdiction. This Agreement shall be binding upon  and inure to the benefit of Merchant, FUNDER (and    it's Participants) and their respective successors and    assigns, FUNDER's Participants shall be third party    beneficiaries of all such agreements.   except that    Merchant shall not have the right to assign its rights    hereunder or any interest herein without the prior    written consent of FUNDER which consent may be    withheld in FUNDER's sole discretion. FUNDER    reserves the rights to assign this Agreement with or    without  prior  written  notice  to  Merchant. This    Agreement shall be governed by and construed in    accordance with the laws of the State of New York,    without regards to any  applicable  principals  of    conflicts of law. Any suit, action or proceeding    arising hereunder, or the interpretation, performance    or breach hereof, shall, if FUNDER so elects, be    instituted in any court sitting in New York, (the    "Acceptable Forums").   Merchant agrees that the    Acceptable Forums are convenient to it, and submits    to the jurisdiction of the Acceptable Forums and    waives any and all objections to jurisdiction or venue.    Should such proceeding be initiated in any other    forum, Merchant waives any right to oppose any    motion or application made by FUNDER to transfer    such proceeding to an Acceptable Forum.  4 6 Survival of Representation. etc All  representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.  4.7 Severability. In case any of the provisions in this     Agreement  is  found  to  be  invalid,  illegal  or  unenforceable in any respect, the validity, legality  and enforceability of any other provision contained  herein shall not in any way be affected or impaired.  4.8 EntimAgrrement, Any provision hereof prohibited  by law shall be ineffective only to the extent of such    prohibition  without  invalidating  the  remaining    provisions hereof. This Agreement and Security    Agreement hereto embody the entire agreement    between Merchant and FUNDER and supersede all    prior agreements and understandings relating to the    subject matter hereof.  4.9 JURY  TRIM.  WAIVER.  THE  PARTIES     HERETO WAIVE TRIAL BY JURY IN ANY  COURT   IN   ANY   SUIT,   ACTION   OR    PROCEEDING ON ANY MATTER ARISING IN    CONNECTION  WITH  OR  IN ANY WAY    RELATED  TO  THE  TRANSACTIONS  OF    WHICH THIS AGREEMENT IS A PART OR    THE   ENFORCEMENT   HEREOF.   THE    CFN ACH 01-25-16 Colonial Funding Network as Servicing Agent

Samson Partners - SECURITY AGREEMENT AND GUARANTY   Borrower's Legal Name: SpeedEmissions. Inc D/B/A: Speedemissions (ACM (LF) 2  Physical Address: 1015 Tyrone Road Suite    22Q  Federal TIM 33-0961488   / SpeedEmissions Car Care. LLC / SpeedEmissions Acquisition Company. LLC      City: Tyrone State: GA Zip: 10190        SECURITY AGREEMENT    Security Interest To secure Merchant's payment and performance obligations to FUNDER and its affiliates or the Funders, a list of which may be provided to the Merchant if requested in writing after the funding of the purchase closes under the Merchant Cash Advance Agreement between Merchant and FUNDER (the "Merchant Agreement"),   Merchant hereby grants to FUNDER a security interest in all personal property of Merchant, including all accounts, chattel paper, cash, deposit accounts, documents, equipment, general intangibles, instruments, inventory, or investment property, as those terms are defined in Article 9 of the Uniform Commercial Code of the State of New York as amended (the "UCC") whether now or hereafter owned or acquired by Merchant and wherever located: and all proceeds of such property, as that term is defined in Article 9 of the UCC (collectively, the "collateral"). If the Merchant Agreement identifies more than one Merchant, this Security Agreement applies to each Merchant, jointly and serverally.   Merchant acknowledges and agrees that any security interest granted to FUNDER under any other agreement between Merchant and FUNDER will secure the obligations hereunder, and that the Merchant's payment and performance obligations secured by this Security Agreement, and the Collateral granted hereunder, shall be perfected under any previously filed UCC-1 or UCC-3 statement, perfecting FUNDER's interest in the Collateral.   Merchant further acknowledges and agrees that, if Merchant enters into future Agreements with FUNDER, any security interest granted to FUNDER under such future Agreements will relate back to this Security Agreement, and that the Merchant's payment and performance obligations, and the Collateral granted, under such future Agreements, shall relate back to, be perfected under, and made a part of, any previously filed UCC-1 or UCC_3 statement, perfecting FUNDER's interest in the Collateral.   Cross-Collateral,  To secure Guarantor's payment and performance obligations to FUNDER(and the Funders) under this Merchant Security Agreement and Guaranty (this  "Agreement"), each Guarantor hereby grants FUNDER, for itself and its participants, a security interest in SpeedEmissions Inc / SpeedEmissions Car Care. LLC /  SpeedEmissions Acquisition Company. LLC (d/b/a Speedemissions (ACH1 ILFIl (the "Additional Collateral"). Each Guarantor agrees and acknowledges that FUNDER will have a security interest in the aforesaid Additional Collateral upon execution of this Agreement.   Guarantor acknowledges and agrees that any security interest granted to FUNDER under any other agreement between Guarantor and FUNDER will secure the obligations hereunder,   and that the Guarantor's payment and performance obligations under this Agreement, and the Additional Collateral granted hereunder, shall be perfected under any previously filed UCC-1 or UCC-3 statement, perfecting FUNDER's interest in the Additional Collateral.   Guarantor further acknowledges and agreements that, if Guarantor enters into future Agreements with FUNDER, any security interest granted to FUNDER under such future Agreements will relate back to this Agreement, and that the Guarantor's payment and performance obligations, and the Additional Collateral granted, under such future Agreements, shall relate back to, be perfected under, and made a part of, any previously filed UCC-1 or UCC-3 statement, perfecting FUNDER's interesting the Additional Collateral.   Each of Merchant and each Guarantor agrees to execute any documents or take any action in connection with this Agreement as FUNDER deems necessary to perfect or maintain FUNDER's first priority security interest in the Collateral and Additional Collateral, including the execution of any control agreements. Each of Merchant and each Guarantor hereby authorizes FUNDER to file any financing statements deemed necessary by FUNDER to perfect or maintain FUNDER's security interest, which financing statements may contain notification that Merchant and each Guarantor have granted a negative pledge to FUNDER with respect to the Collateral and Additional Collateral, and that any subsequent lender or lienot may be tortiously interfering with FUNDER's rights. Merchant and each Guarantor shall be jointly and severally liable for and shall pay to FUNDER upon demand all costs and expenses, including but not limited to attorneys' fees, which may be incurred by FUNDER in protecting, preserving and enforcing FUNDER's security interest and rights.   Negative Pledge, Each of Merchant and each Guarantor agrees not to create, incur, assume, or permit to exist, directly or indirectly, any additional cash advances, loans, lien or other encumbrance on or with respect to any of the Collateral or Additional Collateral, as applicable without written permission of FUNDER.   Consent to Enter Premises and Assign Lease,. FUNDER shall have the right to cure Merchant's default in the payment of rent for the Premises on the following terms. In the event Merchant is served with papers in an action against Merchant for nonpayment of rent or for summary eviction, FUNDER may execute its rights and remedies under the Assignment of Lease. Merchant also agrees that FUNDER may enter into an agreement with Merchant's landlord giving FUNDER the right: (a) to enter the Premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and (b) to assign Merchant's lease to another qualified merchant capable of operating a business comparable to Merchant's at the Premises.   Remedies. Upon any Event of Default, FUNDER may pursue any remedy available at law (inducing those available under the provisions of the UCC) or in equity to collect. enforce, or satisfy any obligations then owing to FUNDER, whether by acceleration or otherwise.     GUARANTY   PerianaLfauarauttAfTerfunnanct. The undersigned Guarantor(s) hereby guarantees to FUNDER, and its affiliates or the Funders, Merchant's performance of all of the representations, warranties, covenants made by Merchant in this Agreement and the Merchant Agreement, as each agreement may be renewed, amended, extended or otherwise modified (the "LnarargetdLbligatkins")  Guarantor's obligations are due (i) at the time of any breach by Merchant of any representation, warranty, or covenant made by Merchant in this Agreement and the Merchant Agreement, and (ii) at the time Merchant admits its inability to pay its debts, or makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Merchant seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts.. (It is understood by all parties that this Guaranty is not an absolute personal guaranty of payment and that the signors are only guaranteeing that they will not take any action or permit the merchant to take any action that is a breach of this agreement.)   Guarantor Waivers, In the event that Merchant fails to make a payment or perform any obligation when due under the Merchant Agreement, FUNDER may enforce its rights under this Agreement without first seeking to obtain payment from Merchant, any other guarantor, or any Collateral, Additional Collateral or Cross-Collateral FUNDER may hold pursuant to this Agreement or any other guaranty,   FUNDER does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under this Agreement if it is not notified of: (i) Merchant's failure to pay timely any amount owed under the Merchant Agreement; (ii) any adverse change in Merchant's financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; (iv) FUNDER's acceptance of this Agreement ; and (v) any

 PARTIES HERETO ACKNOWLEDGE  THAT    EACH MAKES THIS WAIVER KNOWINGLY,    WILLINGLY   AND   VOLUNTARILY   AND    WITHOUT   DURESS,  AND   ONLY  AFTER    EXTENSIVE   CONSIDERATION   OF   THE    RAMIFICATIONS OF THIS WAIVER WITH    THEIR ATTORNEYS  .4.12. ARBITRATION PLEASE  READ  THIS  PROVISION OF   THE   AGREEMENT    CAREFULLY.   THIS   SECTION   PROVIDES    THAT DISPUTES MAY BE RESOLVED BY    BINDING  ARBITRATION.   ARBITRATION    REPLACES THE RIGHT TO GO TO COURT,    HAVE  A  JURY TRIAL  OR  INITIATE  OR    PARTICIPATE  IN  A  CLASS  ACTION.  IN    ARBITRATION, DISPUTES ARE RESOLVED    BY AN ARBITRATOR,  NOT A JUDGE  OR    JURY.   ARBITRATION PROCEDURES ARE    SIMPLER AND MORE LIMITED THAN IN    COURT. THIS ARBITRATION PROVISION IS  GOVERNED BY THE FEDERAL    ARBITRATION ACT (FAA), AND SHALL BE    INTERPRETED IN THE BROADEST WAY THE    LAW WILL ALLOW.  Covered claims  •  You or we may arbitrate any claim, dispute or     controversy between you and us arising out of or  related to your account, a previous related account or our relationship (called "Claims").  •  If arbitration is chosen by any party, neither     you nor we will have the right to litigate that  Claim in court or have a jury trial on that    Claim.  •  Except as stated below, all Claims are subject to     arbitration, no matter what legal theory they're  based on or what remedy (damages, or injunctive    or declaratory relief) they seek, including Claims    based on contract, tort (including intentional tort),    fraud, agency, your or our negligence, statutory or    regulatory provisions, or any other sources of law;    Claims  made  as  counterclaims,  cross-claims,    third-party  claims,  interpleaders or otherwise;    Claims made regarding past, present, or future    conduct; and Claims made independently or with    other claims. This also includes Claims made by    or against anyone connected with us or you or    claiming through us or you, or by someone    making a claim through us or you, such as a co-   applicant,  authorized  user,  employee,  agent,    representative or an affiliated/parent/subsidiary    company.  Arbitration limits  •  Individual Claims filed in a small claims court are     not subject to arbitration, as long as the matter  stays in small claims court.  • We won't initiate arbitration to collect a debt from     you unless you choose to arbitrate or assert a   Claim against us. If you assert a Claim against us, we can choose to arbitrate, including actions to collect a debt from you. You may arbitrate on an individual basis Claims brought  against you, including Claims to collect a debt.  •  Claims brought as part of a class action, private     attorney general or other representative action can  be arbitrated only on an individual basis.  The    arbitrator has no authority to arbitrate any claim    on a class or representative basis and may award    relief only on an individual basis. If arbitration is    chosen by any parry, neither you nor we may    pursue a Claim as part of a class action or other    representative action. Claims of 2 or more persons    may not be combined in the same arbitration.    However,  applicants,  co-applicants,  authorized    users on a single account and/or related accounts,    or corporate affiliates are here considered as one    person.  How arbitration works  •  Arbitration shall be conducted by the American     Arbitration Association ("AAA") according to this  arbitration provision and the applicable AAA    arbitration rules in effect when the claim is filed    ("AAA Rules"), except where those rules conflict    with this arbitration provision.  You can obtain    copies of the AAA Rules at the AAA's website    (www.adr.org) or by calling 800-778-7879. You    or we may choose to have a bearing, appear at any    hearing by phone or other electronic means,    and/or be represented by counsel. Any in-person    hearing will be held in the same city as the U.S.    District Court closet to your billing address.  • Arbitration may be requested any time, even  where there is a pending lawsuit, unless a trial has    begun or a final judgment entered.  Neither you    nor we waive the right to arbitrate by filing or    serving   a  complaint,  answer,  counterclaim,    motion, or discovery in a court lawsuit.   To    choose arbitration, a party may file a motion to    compel arbitration in a pending matter and/or    commence arbitration by submitting the required    AAA forms and requisite filing fees to the AAA.  • The arbitration shall be conducted by a single  arbitrator in accord with this arbitration provision    and the AAA Rules, which may limit discovery.    The arbitrator shall not apply any federal or state    rules of civil procedure for discovery, but the    arbitrator   shall   honor  claims  of  privilege    recognized at law and shall take reasonable steps    to  protect  account  information  and  other    confidential   information  of  either  party  if    requested to do so.  The arbitrator shall apply    applicable substantive law consistent with the    FAA and applicable statute of limitations, and    may  award  damages  or  other  relief  under    applicable law.   •  The arbitrator shall make any award in writing     and, if requested by you or us, may provide a brief  statement of the reasons for the award.   An arbitration award shall decide the rights and obligations only of the parties named in the arbitration, and shall not have any bearing on any other person or dispute.  Paying for arbitration fees  •  We will pay your share of the    arbitration fee for an arbitration of Claims of 575,000 or    less if they are unrelated to debt collection. Otherwise,    arbitration fees will be allocated according to the    applicable AAA Rules.   If we prevail, we may not    recover  our  arbitration  fees, unless  the  arbitrator    decides you Claim was frivolous.   All parties are    responsible for their own attorney's fees, expert fees    and any other expenses, unless the arbitrator awards    such fees or expenses to you or us based on applicable    law.  The final award  •  Any award by an arbitrator is final unless a party     appeals it in writing to the AAA within 30 days of  notice of the award. The arbitration appeal shall    be determined by a panel of 3 arbitrators.  The    panel will consider all facts and legal issues anew    based on the same evidence presented in the prior    arbitration, and will make decisions based on a    majority vote. Arbitration fees for the arbitration    appeal  shall  be  allocated  according  to  the    applicable AAA Rules. An award by a panel on    appeal is final. A final award is subject to judicial    review as provided by applicable law.  Survival and Severability of Terms  •  This arbitration provision shall survive changes in     this Agreement and termination of the account or  the relationship between you and us, including the    bankruptcy of any party and any sale of your    account, or amounts owed on your account, to    another person or entity.   If any part of this    arbitration  provision  is  deemed  invalid  or    unenforceable, the other terms shall remain in    force, except that there can be no arbitration of a    class or representative Claim.   This arbitration    provision  may  not  be  amended,  severed  or    waived, except as provided in this Agreement or    in a written agreement between you and us.    411 Counterparts• Facsimile and PDF Acceptance,.    This   Agreement   and   the   Merchant   Security  Agreement  and  Guaranty  may  be  executed  in    counterparts,  each  of which shall  constitute  an    original, but all of which together shall constitute one    instrument. Signatures on this Agreement and the    Merchant Security Agreement and Guaranty sent by    facsimile or PDF will be treated as original signatyjes    for all purposes.  INITIALS:                                      CFN ACH 01-25-16 Colonial Funding Network as Servicing Agent

renewal, extension or other modification of the Merchant Agreement or Merchant's other obligations to FUNDER. In addition, FUNDER may take any of the following actions without releasing Guarantor from any of its obligations under this Agreement (i) renew, extend or otherwise modify the Merchant Agreement or Merchant's other obligations to FUNDER; (ii) release Merchant from its obligations to FUNDER; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until the Merchant Amount plus any accrued but unpaid interest and Merchant's other obligations to FUNDER under the Merchant Agreement and this Agreement are paid in full, Guarantor shall not seek reimbursement from Merchant or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement (i) subrogation ; (ii) reimbursement; (iii) performance: (iv) indemnification; or (v) contribution. In the event that FUNDER must return any amount paid by Merchant or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Agreement shall include that amount.   Guarantor Acknowledgement.  Guarantor acknowledges that: (i) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full  opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that  opportunity.  INITIALS:     Joint and Several Liability, The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.   THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "MERCHANT AGREEMENT", INCLUDING THE "TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED  IN  THIS  SECURITY AGREEMENT AND  GUARANTY,  SHALL HAVE  THE  MEANING SET FORTH IN THE MERCHANT AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.   MERCHANTS AND OWNERS/GUARANTORS ACKNOWLEDGE THAT THIS WRITING REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO.  IT IS UNDERSTOOD THAT ANY REPRESENTATIONS OR ALLEGED PROMISES BY INDEPENDENT BROKERS OR AGENTS OF ANY PARTY IF   NOT INCLUDED IN THIS WRITTEN AGREEMENT ARE CONSIDERED NULL AND VOID.    AGREEMENT MUST BE IN WRITING AND EXECUTED BY THE PARTIES TO THIS CONTR    MERCHANT #1  BY  EiZilif1111101111111L,     (Print Name and Title)    SSW 285-4D-9642   ' MODIFICATION OR OTHER ALTERATION TO THE            (Signature)    Drivers License Number: 018466983-GA     MERCHANT #2   By   (Print Name and Title)    SS#    OWNER/GUARAN'TOR #1 By Richard Pariontieri  (Print Name and Title)    SS#  3 642      OWNER/GUARANTOR #2  By  (Print Name and Title)  SS#          AUTHORIZED SERVICING AGENT — Colonial Funding Network, Inc.   (Signature)  Drivers License Number:          (Signature)  Drivers License Number: 018466983-GA        (Signature) Drivers License Number:      Colonial Funding Network, Inc. (Colonial) is the Authorized Servicing Agent of the funder for this contract providing administz-ative, bookkeeping, reporting and  support services for the fonder and the Merchant. Colonial is not affiliated or owned by the funder and is acting as independent agent for services including but not  limited to background checks, credit checks, general underwriting review, filing UCC-1 security interests, cash management, account reporting and remit capture.  Colonial may at its sole discretion participate in this financing by providing a small portion of the funds for this transaction din!ctly to the hinder. Colonial is not a  credit card processor, or in the business of processing credit cards. Merchant hereby acknowledges that in no event will Colonii be liable for any claims made against  the hinder or the Processor under any legal theory for lost profits, lost revenues, lost business opportunity, exemplary, punitive, special, incidental, indirect or  consequential damages, each of which is waived by the Merchant and Owner/Guarantor.                (Signature)

ACH Authorization Form   All information on this form is required unless otherwise noted.     Business Authorized to Debit/Credit Account:   Samson Horus 347-442-7999  Authorized Business Name Authorized Business Phone Number  90 John Street, Suite 410 New York NY 10038  Authorized BusinessAddress City S7 Zip    Account Holder Information:  Richard Parlontieri Speed Emissions, Inc. 770-306-7667  Account Holder Name Account Holder DBA Name (If Business Account) Account Holder Phone    Account Holder Address City ST Zip  Account Holder s Bank Information:      X e ase 42cidi  Account Holder's Bank Name Branch City ST Zip    How to find your Routing and Account Numbers on a check: Business Checking  is 2 51,4 SG 769 1: 1 2 34 SE, 7690 1,23 0  Personal   Checking  Na nk Rol.in; Co..Je ;m:. N;n1:3  Savings  X / 5 .5V3 3 .3 a  Bank Routing Number (9digits) Bank Account Number      Transaction Information:    Professional Service Fee  Goods Purchased/Services Rendered    [I One-time 0 Recurring  Rate  $ 4,900.00 May 18, 2016 No. of Transactions    I or Open Ended  Amount of Transaction Effective Date  Authorization:   in exchange for products and/or services listed above the undersigned hereby authorizes: Samson Horus   to electronically draft via the Automated Clearing House system the amounts indicated above from the account identified above.  This authority will continue until withdrawn in writing by the undersigned account holder. The Undersigned hereby certifies that they are duly authorized to execute this form on behalf of the above listed account holder. I acknowledge that I   am subject to a reject fee if items are returned for insufficient funds.            X Richard Parlontieri  Signature of Account Holder           X 05/18/201    Date    Name/Title of Account Holder             Better payments.

e1;01201  colonialfurldirign etwork  ""'''' """'"•"    APPENDIX A: THE FEE STRUCTURE:   A. Origination Fee  Amount Funded Origination Fee  Up to $7,500.00 $199.00  $7,501.00-$25,000.00 $295.00  $25,001.00-$50,000.00 $395.00  $50,001.004100,000.00 $595.00  $100,001.00-$250,000.00 $795.00  Over $250,000.00 $995.00  Due Diligence Fee 54 I!4    B. ACH Program Fee 5395.00      C. NSF Fee (Standard) $50.00ea    D. Rejected ACH  Daily ACH Program  Amount Funded Reject Fee  Up to $7,500.00 $25.00  $7,501.00-550,000.00 $35.00  $50,001.004100,000.00 550.00  $100,001.00-5250,000.00 $75.00  Over $250,000.00 $100.00 Weekly ACH Program  Amount Funded Reject Fee  Up to $7,500.00 $75.00  $7,501.00-$50,000.00 $99.00  $50,001.004100,000.00 $175.00  $100,001.00-$250,000.00 $275.00  Over $250,000.00 $395.00    E. Bank Change Fee $75.00    F. Blocked Account 52,500.00      G. Default Fee 55,000.00    H. UCC Termination Fee $150.00  I. Administrative Fee 51.99500   To cover underwriting and related expenses                          ACH's are labor intensive and are not an automated process ,requiring us to charge this fee to cover costs  Up to FOUR TIMES ONLY before a default is declared    When the merchant directs the bank to Reject our Debit ACH                                      When Merchant requires a change of account to be Debited requiring us to adjust our system    When Merchant BLOCKS account from our Debit ACH, which places them in default (per contract)  When Merchant changes bank account cutting us off from our Collections When Merchant request a UCC termination        Miscellaneous Service Fees   Merchant shall pay to Colonial certain fees Merchant funding is done electronically to their designated bank account and charged a fee of $35.00 for a Fed Wire or $15.00 for an ACH.  The fee for underwriting and origination is paid from the funded amount in accordance with the schedule below. If Merchant is utilizing a Bridge i Control Account, there is an upfront fee of $395.00 for the bank fees and administrative costs of maintaining such account for each cash advance agreement with   Merchant.  Fund transfers from Bridge / Control Accounts to Merchant's operating bank account will be charged $10.95 per month via ACH. This fee will continue if the bridge account remains open after the RTR is paid. Merchant will be charged $50.00 for each change of its operating bank account once active with Colonial. Any administrative adjustments associated with changes to the Specified Percentage will incur a fee of $75.00 per occurrence. (All fees are subject to change)   MERCHANT INITIALS: